Senior Notes Roadshow Presentation May 2003

Certain statements in the following presentation regarding Hayes Lemmerz' business operations may constitute "forward looking statements" as defined by the Securities and Exchange Commission. Such statements are not historical facts, but are predictions about the future which inherently involve risks and uncertainties, and these risks and uncertainties could cause our actual results to differ from those contained in the forward looking statement. We urge investors to read our descriptions and discussions of these risks that are contained under the section "Risk Factors" in the Company's Preliminary Offering Memorandum as well as our SEC filings. Forward Looking Statements

Introduction Curt Clawson: Chairman, President and Chief Executive Officer Jim Yost: Vice President, Finance and Chief Financial Officer Gary Findling: Treasurer Patrick Cauley: General Counsel

The Offering Issuer: Hayes Lemmerz International, Inc. Issue: $225 million Senior Unsecured Notes Maturity: 7 years Guarantors: Parent and substantially all of the Borrower's direct and indirect domestic subsidiaries Call Protection: Non-Call 3 Equity Clawback: 3 years for up to 35% of the issue amount Change of Control: Put at 101% Covenants: Customary high yield covenants Use of Proceeds: To support Hayes Lemmerz' exit from Chapter 11 Offering Format: Rule 144A / Reg S with Registration Rights Joint Book-Running Managers: Citigroup and Lehman Brothers

Largest Tier 1 supplier of wheels in the world for the light vehicle and commercial highway industry with global market share of approximately 20% FY 2002 Sales of $2.0 billion FY 2002 Adjusted EBITDA of $228.5 million Leading supplier of lightweight aluminum products - including suspension and structural components 43 facilities worldwide serving all major original equipment manufacturers Serves over 300 commercial highway vehicle customers in North America, Europe and Asia Primary products include: Aluminum and steel wheels Suspension components including wheel-end attachments and automotive structural components Brake and powertrain components Commercial highway wheels and brake components Overview of Hayes Lemmerz

Investment Considerations Significant Critical Mass Unique Product Capabilities Leading Market Positions Global Presence Strong Global OEM Relationships Diversified Platform Base Advanced Technical Capabilities Committed Leadership Team

Grow by satisfying customers Be the lowest cost producer Have the best people in the industry Our Vision Premier Automotive Supplier Never Compromise: Integrity, Safety, Quality or Customers!

North America Europe & Rest of World NA Wheels NA Wheels 1256 745.6 0.19 0.03 0.52 0.04 North America Europe & Rest of World NA Wheels NA Wheels 126.368 135.936 0.19 0.03 0.52 0.04 Automotive Wheels Components Other NA Wheels NA Wheels 1151.505 737.7 120.545 Significant Critical Mass Components $2.0 Billion (1) Other Automotive Wheels FY 2002 Sales by Segment (3) FY 2002 Sales by Region (3) Europe and Rest of World North America Automotive Wheels Components Other NA Wheels NA Wheels 164.171 90.345 7.788 Components $228.5 Million (2) Other Automotive Wheels FY 2002 Adj. EBITDA by Segment (3) FY 2002 Adj. EBITDA by Region (3) Europe and Rest of World North America FY 2002 Sales is net of corporate expenses and eliminations of $8.2 million. FY 2002 Adjusted EBITDA is net of corporate expenses and eliminations of $33.8 million. FY 2002 Sales and Adjusted EBITDA by segment and by region exclude corporate expenses and eliminations.

BRAKE DRUM - GRAY IRON CASTING BRAKE ROTOR - GRAY IRON CASTING - DAMPED IRON CASTING WHEEL - STEEL FABRICATED - ALUMINUM FABRICATED - ALUMINUM CASTING -HI VENT REAR SUBFRAME - CORED ALUMINUM CASTING FRONT CROSS-MEMBER/ SUBFRAME - CORED ALUMINUM CASTING CONTROL ARM - ALUMINUM CASTING - DUCTILE IRON CASTING INTAKE MANIFOLD - ALUMINUM CASTING - POLYMER EXHAUST MANIFOLD - DUCTILE IRON CASTING REAR KNUCKLE - ALUMINUM CASTING - DUCTILE IRON CASTING FRONT STEERING KNUCKLE - ALUMINUM CASTING - DUCTILE IRON CASTING Unique Product Capabilities

Leading Market Positions North America Steel Wheels #1 Cast Aluminum Wheels #2 Fabricated Aluminum Wheels #1 Cast Aluminum Crossmembers #1 Commercial Highway Steel Wheels #2 Worldwide Steel Wheels #1 Cast Aluminum Wheels #1 Fabricated Aluminum Wheels #1 Europe Steel Wheels #1 Cast Aluminum Wheels #1 Commercial Highway Wheels #2 South America Steel Wheels #2 Cast Aluminum Wheels #1 Product Market Position Product Market Position

Global Presence 43 Facilities in 17 Countries 12,000 Employees Worldwide ! ! ! ! Only aluminum and steel wheel producer with true global capabilities

Strong Global OEM Relationships Sales by End Customer Ford BMW GM Nissan DCX Continental Teves Renault Other VW Volvo Bosch Sales 418.449 61.999 222.898 102.156 222.898 58.161 46.189 668 39.857 30.348 40.017 Note: Based on FY 2002 financial information.

# Diversified Platform Base

HAYES LEMMERZ INTERNATIONAL, INC.

## North American Wheels

| Customer | Platform |
|---|---|
| Ford | Expedition |
| GM | Silverado / Sierra |
| Chrysler | Dodge Dakota |
| Chrysler | Jeep Grand Cherokee |
| Chrysler | Jeep Liberty |

## Suspension

| Customer | Platform |
|---|---|
| Ford | Lincoln Town Car |
| DCX | Voyager mini-van |
| Ford | Ford F-150 |
| Ford | Ford Explorer |
| Ford | Lincoln Navigator |

## Brake & Powertrain

| Customer | Platform |
|---|---|
| DCX | Minivan |
| DCX | Grand Cherokee |
| GM | Silverado, Escalade |
| Ford | F150 |
| DCX | PT Cruiser |

## Commercial Highway

| Customer |
|---|
| Freightliner |
| FleetPride |
| Wabash National |
| AM General |
| Trailmobile Trailer Corp |

## European Fabricated Wheels

| Customer | Platform |
|---|---|
| KFZ, Alcar Bohemia | Fabia PQ24 |
| VW | Polo PQ24 |
| Ford | Transit C132 |
| Randon BR | Trucks |
| GM Opel | Astra |

## European Aluminum Wheels

| Customer | Platform |
|---|---|
| Ford | Fiesta |
| DCX | C Class |
| BMW | 3 Series |
| Renault | Laguna |
| Honda | Civic-CRV |

12

Advanced Technical Capabilities .. Hayes Lemmerz is the leading technology innovator in the industry.

Committed Leadership Team James Stegemiller President North American Wheels Giancarlo Dallera President European Wheels Daniel Sandberg President Automotive Brakes & Powertrain Scott Harrison President Suspension Components Edward Kopkowski President Comm'l Hwy & Aftermk & Operat'l Excellence James Yost Finance And Chief Financial Officer Patrick Cauley General Counsel Michael Edie Vice President Materials & Logistics Larry Karenko Vice President H.R. & Administration John Salvette Vice President Business Development Brian O'Loughlin Chief Information Officer Curtis Clawson Chairman and CEO New management team in place focused on operating results Broad base of experience Significant new hires throughout all levels of organization Turnaround plan already executed Vice President, Vice President Fred Bentley President Elect New Management Retained Management

Operating Company Strategy Financial holding company • Highly diversified companies Strategic architect • Management of separate businesses • Sharing skills where possible Strategic controller • Tight management of different business units but a greater degree of freedom Stand-alone business Same business system Shared business system Captured synergies Historical position Future Operator • Focused company • A few well-defined markets • Highly synergistic Degree of integration Operational Strategic planning Strategic guidelines Financial controls Nature of corporate guidance

Focus on Operational Excellence Lean Enterprise Right part or service at the right time in the right amount Foundations Organized, standardized, monitored and stable work processes Six Sigma Defect free products, processes and services

Business Unit Overview Automotive Wheels North American Wheel Group European & ROW Aluminum Wheels European & ROW Fabricated Wheels Components Suspension Components Brake & Powertrain MGG Aluminum Foundries Other North American Commercial Highway & Aftermarket Corporate

North American Wheel Group Business Overview Products Customers Largest manufacturer of OEM light vehicle wheels in North America Ship over 17 million wheels annually North American market share #1 in steel fabricated wheels #1 in aluminum fabricated wheels #2 in cast aluminum wheels Facilities Aluminum Gainesville, GA Howell, MI Huntington, IN La Mirada, CA Steel Sedalia, MO [omitted are pictures of the Company's North American wheel products]

North American Wheel Group Restructuring Plan Strategic Focus Plant rationalization 2 plants closed in 2002 Lean initiatives Implementing Hayes Lemmerz Production System (HLPS) Six Sigma training Operations Excellence Core Teams New management President Group Controller Quality Sales & Engineering Operations Director Customer satisfaction Delivery Quality Value New low pressure facility Product innovations Leverage European relationships to build U.S. transplant business Significant improvement in EBITDA in 2002 Retention of key product platforms New business awards - Ford / GM / DaimlerChrysler Operational improvements Results

European & ROW Aluminum Wheels Business Overview Products Customers #1 manufacturer of cast aluminum wheels in Europe 9 million wheels shipped annually Advanced low pressure casting capabilities Facilities Dello, Italy Campiglione, Italy Barcelona, Spain Hoboken, Belgium Ostrava, Czech Republic Alrode, South Africa Santo Andre, Brazil Saraburi, Thailand [omitted are pictures of the Company's European and ROW aluminum wheel products]

European & ROW Fabricated Wheels Business Overview Products Customers #1 manufacturer of fabricated steel wheels in Europe Light vehicle and commercial truck 21 million wheels shipped annually Facilities Konigswinter, Germany Manresa, Spain Ostrava, Czech Republic Manisa, Turkey Guarulhos, Brazil Pune, India [omitted are pictures of the Company's European and ROW fabricated wheel products]

Suspension Components Business Overview Products Customers Leading manufacturer of aluminum chassis and suspension components #1 in cast aluminum crossmembers Technology leader Facilities Bristol, IN Cadillac, MI Montague, MI Southfield, MI [omitted are pictures of the Company's suspension component products]

Brake & Powertrain Business Overview Products Customers Leading manufacturer of a broad range of cast brake and powertrain components Rotors and drums Intake manifolds (polymer & aluminum) Exhaust manifolds Facilities Homer, MI Monterrey, Mexico Nuevo Laredo, Mexico Wabash, IN [omitted are pictures of the Company's brake and powertrain products]

Commercial Highway & Aftermarket Business Overview Products Customers Produces a broad range of components for the North American commercial truck market Steel Wheels Hubs Significant aftermarket sales Facilities Drums Rotors Wheels Akron, OH Hubs Berea, KY Chattanooga, TN Mexico City, Mexico Aftermarket Dallas, TX [omitted are pictures of the Company's commercial highway and aftermarket products]

1999 2000 2001 2002 2003 2004 2005 2006 2007 Revenue 2295 2168.1 2039.1 2000.9 1978.4 2016.8 2119.2 2165.6 2186.7 EBITDA 382 286 153.8 228.5 245.5 266.9 286.9 293.2 292.1 Total CapEx 223.9 179.8 123.9 110.8 137.8 174.8 136.8 127.8 113.6 1999 2000 2001 2002 2003 2004 2005 2006 2007 Revenue 2295 2168.1 2039.1 2002 1978.4 2016.8 2119.2 2165.6 2186.7 EBITDA 381 282 153.8 228.4 245.5 266.9 286.9 293.2 292.1 Total CapEx 223.9 179.8 123.9 110.8 137.8 174.8 136.8 127.8 113.6 1999 2000 2001 2002 2003 2004 2005 2006 2007 Revenue 2295 2168.1 2039.1 2000.9 1978.4 2016.8 2119.2 2165.6 2186.7 EBITDA 381 282 153.8 228.4 245.5 266.9 286.9 293.2 292.1 Total CapEx 203 175 147 107 137.8 174.8 136.8 127.8 113.6 Historical Financials Revenue Adjusted EBITDA (1) Total CapEx (1) Adjusted to exclude non-recurring charges.

1999 Purchase of Business Currency Net Production/Mix/Efficiencies 2001 Show 2295 0 2039 Hide 0 2295 2251 2039 0 Green 0 42 0 0 Red 0 0 86 212 0 1999 - 2001 Revenue Bridge 1999 - 2001 Adj. EBITDA Bridge Volatile automotive production in late 2000 / early 2001 combined with operating issues led to declining results. (212) (86) 2,039 2,295 381 (15) Operating Issues Leading to Chapter 11 42 (211) ($ in millions) ($ in millions) 1999 Purchase of Business Currency Net Production/Mix/Efficiencies 2001 Show 381 0 0 154 Hide 0 381 365 154 154 Green 0 0 0 0 Red 0 5 15 211 0 (1) 154

Quarterly Operating Results 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 EBITDA 56 27 46 25 50 44 76 59 Quarter-over-quarter improvements in operating results are evidence that Hayes Lemmerz' turnaround is in place. ($ in millions) FY 2001: $154 mm FY 2002: $229 mm

2001 Sale of Businesses Currency Net Production/Mix/Efficiencies 2002 Show 2039 0 2002 Hide 0 1976 1976 1988 0 Green 0 0 12 14 0 Red 0 63 0 0 0 2001 - 2002 Revenue Bridge 2001 - 2002 Adj. EBITDA Bridge 2001 Sale of Businesses Currency Net Production/Mix/Efficiencies 2002 Show 154 0 0 0 229 Hide 0 149.9 149.9 153.9 0 Green 0 0 4 75.1 0 Red 0 4.15 0 0 14 12 2,002 2,039 (4) 229 154 4 Improving Results (63) 75 ($ in millions) ($ in millions)

Capital Expenditure Forecast 2002 2003 2004 2005 2006 2007 Maintenance 19.4 27 34.7 30.4 32 0 0 0 0 0 Strategic 72.9 116.8 73.8 58.9 57.3 Other 41 31 28.3 24 24.8 ($ in millions) $133 $175 $137 $113 $114

Wheels - North America 7.7 Million Units Wheels - Europe & Rest of World 4.7 Million Units Suspension 1.9 Million Units Powertrain 1.3 Million Units Automotive Brakes 2.5 Million Units New Business Awards Peak Annual Volume

Hayes Lemmerz filed for reorganization under Chapter 11 in December 2001 after a culmination of a number of events Highly leveraged capital structure Cancellation of accounts receivable securitization program Operating issues at a number of plants (Somerset in particular) Volatile automotive production in late 2000 / 2001 Loss of support from customers and suppliers Accounting and control issues Chapter 11 Background

Tone from senior management clearly and consistently communicated New experienced management team New CFO, CIO and interim CAO Replaced 3 of 4 business unit Presidents in the U.S. Replaced 3 of 4 business unit controllers in the U.S. Realigned financial management reporting structure in North America Centralized certain tasks at the corporate level including certain accounting responsibilities, financial reporting reviews, purchasing, common performance metrics and continuous improvement initiatives Quarterly management representations from plant managers and plant controllers Expanded scope of internal audit program to include integrity of financial reporting Change in Accounting Controls Process

Exit Process Plan of Reorganization approved on May 12, 2003 Key provisions of the plan of reorganization include: Global business remains intact Current senior management will continue to manage Hayes Board of Directors will be replaced with new Board Equity will be split between banks and unsecured creditors Net result: A company positioned for growth and profitability New management team in place Restructured operations and productivity improvements Renewed relationships with customers and suppliers New accounting processes and procedures Conservative pro forma capital structure

Sources and Uses Cash on Hand $34.7 New Revolving Credit Facility (1) -- New Term Loan Facility 450.0 Notes Offered Hereby 225.0 Total Sources of Funds $709.7 Sources Uses Payment to Lenders under Pre-Petition Credit Agreement $478.5 Repay DIP Facility 49.9 Repay Debt of Foreign Subsidiaries 85.1 Repay Synthetic Leases 54.0 Payment to Holders of June 2001 Senior Notes 13.0 Administrative and Priority Expenses 14.6 Financing Fees and Expenses 14.6 Total Uses $709.7 (1) $125 million commitment. unfunded at close. Note: The table sets forth the expected sources and uses based on the plan of reorganization and on estimates of applicable amounts as of Jan. 31, 2003.

Balance Sheet 01/31/03 Adjustments As Adjusted Cash $66.1 ($34.7) $31.4 Debt of Foreign Subsidiaries 105.1 (85.1) 20.0 New Revolving Credit Facility 0.0 0.0 0.0 New Term Loan Facility 0.0 450.0 450.0 New Senior Notes 0.0 225.0 225.0 DIP Facility 49.9 (49.9) 0.0 Pre-petition credit agreement 750.6 (750.6) 0.0 Old Senior Debt 1,152.8 (1,152.8) 0.0 Capital Lease 10.7 0.0 10.7 Total Debt $2,069.1 ($1,368.4) $705.7 Book Equity (1,074.4) (1) 1,618.8 544.4 Total Book Capital $994.7 $255.4 $1,250.1 Debt to Total Cap (Book) 208.1% 56.5% Pro Forma Capitalization (1) Prior to the cumulative effect of adopting SFAS 142.

Pro Forma Multiple of Multiple of 01/31/03 % of Cap Adj.EBITDA (1) PF Adj.EBITDA (2) Cash $31.4 -- -- -- Debt of Foreign Subsidiaries 20.0 1.6% 0.09x 0.08x New Revolving Credit Facility 0.0 0.0 0.00 0.00 New Term Loan Facility 450.0 36.0 1.97 1.88 Capital Leases 10.7 0.9 0.05 0.05 Total Secured Debt $480.7 38.5% 2.10x 2.01x New Senior Unsecured Notes 225.0 18.0 0.98 0.94 Total Debt 705.7 56.5% 3.09x 2.96x Book Equity 544.4 43.5 -- -- Total Book Capital $1,250.1 100.0% -- -- Adj. EBITDA / Interest (3) 4.1x Pro Forma Adj. EBITDA / Interest (3) 4.3x Pro Forma Credit Ratios FY 2002 Adjusted EBITDA of $228.5 million. FY 2002 Pro Forma Adjusted EBITDA of $238.8 million. Assumes Pro Forma FY 2002 interest expense of $55.1 million.

Key Credit Considerations Significant Critical Mass FY 2002 revenue of $2.0 billion Diversified Revenue Stream Broad, global base of customers Diversified product capabilities Global Market Leader #1 or #2 in all markets and most product segments Strong Base of Booked Business Substantial new business opportunities Significant new business won while in bankruptcy Experienced Management Team in Place Significant automotive and best manufacturing practices experience Successful execution of restructuring plan Leading Technology Innovator in the Industry Unique product design capabilities Significantly Improved Processes, Procedures and Systems Conservative Capital Structure Leverage of 3.0x Strong liquidity